UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    August 24, 2012

WELLNESS CENTER USA, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-173216	27-2980395
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employee Identification No.)

1014 E Algonquin Rd, Ste. 111, Schaumburg, IL, 60173

 (Address of Principal Executive Offices)

(847) 925-1885

(Issuer Telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 21, 2012, the Company entered into an Exchange Agreement (“Exchange Agreement”) to acquire all of the issued and outstanding shares of stock in Psoria-Shield Inc. (“PSI”), a Tampa, Florida-based developer and manufacturer of Ultra Violet (UV) phototherapy devices for the treatment of skin diseases, for and in consideration of the issuance of 7,686,797 shares of common stock in the Company.

On August 24, 2012, the Company consummated the share exchange pursuant to the Exchange Agreement.

The Exchange Agreement is included as Exhibit 2.1 to this Current Report and is the legal document that governs the terms of the share exchange described therein and the other actions contemplated by the Exchange Agreement. The discussion of the Exchange Agreement set forth herein is qualified in its entirety by reference to Exhibit 2.1.

Item 2.01 Completion of Disposition or Acquisition of Assets.

On August 24, 2012, the Company consummated the share exchange and acquired all of the issued and outstanding shares of stock in PSI for and in consideration of the issuance of 7,686,797 shares of its common stock pursuant to the Exchange Agreement.   The 7,686,797 common shares issued in connection with the share exchange represent 25.3% of the 30,391,570 shares of issued and outstanding common stock of the Company as of the closing of the share exchange under the Exchange Agreement. PSI is now operated as a wholly-owned subsidiary of the Company.

As noted in Item 3.02, the 7,686,797 shares of common stock issued in connection with the share exchange under the Exchange Agreement were issued in reliance upon the exemption from registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and Regulation D thereunder.   As such, the shares of our common stock may not be offered or sold unless they are registered under the Securities Act or qualify for an exemption from the registration requirements under the Security Act.

Item 3.02 Unregistered Sales of Equity Securities.

The 7,686,797 shares of common stock in the Company issued in connection with the share exchange under the Exchange Agreement were issued in reliance upon the exemption from registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and Regulation D thereunder.   The Company will rely upon certain representations and warranties of the recipients, including their agreements with respect to restrictions on resale, in support of the satisfaction of the conditions contained in Section 4(2) and Regulation D under the Securities Act.

Item 5.01 Changes in Control of Registrant.

As described in Item 2.01 of this Current Report, on August 24, 2012, the share exchange was completed and the Company issued 7,686,797 shares of common stock.   This did not result in a change in control.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

We have executed an employment agreement with Mr. Scot L. Johnson, who will serve as President and CEO of PSI.  The agreement is for a term of three years beginning August 24, 2012 and provides a base salary of $150,000, subject to increase, but not decrease, from time to time as determined by the Board of Directors.  Employment under the agreement is at will and terminable by either party at any time.   If the employment agreement is terminated by the executive for good reason (as defined therein), or by the Company other than for cause (as defined therein), the executive is entitled to pay through the termination date plus three month’s base pay for each full year of service then remaining. If the employment agreement is terminated by the executive for other than good reason, or by the Company for cause, the executive is entitled only to pay through the termination date and a portion of Company shares held by him or for his benefit are subject to forfeiture. The agreement contains covenants not to compete, secrecy and non-interference which apply during employment and continue for a period of two years following termination.

This discussion of the employment agreement is qualified in its entirety by reference to the employment agreement, a copy of which is included as Exhibit 5.1 to this Current Report.

In addition to his employment, upon consummation of the exchange transaction pursuant to the Exchange Agreement, Mr. Johnson was appointed to fill a vacancy in the Board of Directors, to serve until the next annual meeting of the shareholders of the Company. Mr. Johnson served as the President, Secretary and as a member of the Board of Directors of PSI since June 2009.   He previously served as PSI’s Chief Technology Officer. He has more than 15 years of biomedical engineering and manufacturing experience. His accomplishments include development and life-cycle management of over 30 FDA-cleared, CE marked Class II medical devices (diagnostic and therapeutic). He has also monitored and participated in more than 40 clinical studies, written more than 14 patent applications (five currently published), and has experience managing teams of up to 11 full-time engineers (reporting directly). Before joining PSI, Mr. Johnson served as a technical consultant and Engineering Director for Axiom Worldwide, LLC., a company that designed, manufactured, and marketed spinal decompression equipment. While working with Axiom Worldwide, Inc., he designed automated chiropractic equipment, and electrical stimulation and carpal tunnel treatment devices, initiated and developed a strategic partnership program, co-developed (with Edwin T. Longo) a certified space technology partnership, authored technical specifications for eight patent applications, and co-developed (with Edwin T. Longo) a successful military sales expansion effort.  Mr. Johnson graduated from the University of South Florida in 2000 with a Bachelor of Science in Electrical Engineering and successfully completed his professional project management coursework in Spring 2004 through the Villanova Project Management Institute.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of PSI business acquired on August 24, 2012: None.

(b)

Pro forma financial information.   None.

(c)

Shell Company Transaction. Not applicable.

(d)

Exhibits.

2.1

Exchange Agreement dated June 21, 2012 by and between Psoria-Shield, Inc. and Wellness Center USA, Inc. *

5.1

Employment Agreement dated as of August 24, 2012 by and between Scot L. Johnson and Wellness Center USA, Inc.

99.1

Press Release of Wellness Center USA, Inc. dated August 28, 2012.

* Exhibits and schedules have been omitted pursuant to Item 601 (b)(2) of Regulation S-K.   The Company hereby undertakes to furnish copies of any omitted exhibits and schedules upon request by the SEC.

EXHIBIT INDEX

Exhibit No.

Description

2.1

Exchange Agreement dated June 21, 2012 by and between Psoria-Shield Inc. and Wellness Center USA, Inc.

5.1

Employment Agreement dated as of August 24, 2012 by and between Scot L. Johnson and Wellness Center USA, Inc.

99.1

Press Release of Wellness Center USA, Inc. dated August 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLNESS CENTER USA, INC.

Date: August 29, 2012	By:	/s/ Andrew J. Kandalepas
Andrew J. Kandalepas
Chairman, Chief Executive Officer, Principal Accounting Officer, and Chief Financial Officer